Exhibit 10.17

Form of Lock-Up Agreement

[•], 2024

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Ladies and Gentlemen:

The undersigned understands that [__] (the “Purchaser”) proposes to enter into a securities purchase agreement (the “Purchase Agreement”) with MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), relating to a proposed private offering of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company, and pre-funded Common Stock purchase warrants, for an aggregate purchase price of $15,000,000.00 (the “Offering”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the foregoing, and in recognition of the benefit that the Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Purchaser (which consent may be withheld in its sole discretion), the undersigned shall not, during the period beginning on the date hereof and ending on the later of (a) the date that is 90 days after the closing of the Offering or (b) the Effective Date (the “Lock-Up Period”), (1) offer, sell, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, pledge, hypothecate, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission, securities which may be issued upon exercise of stock options or warrants, settlement of restricted stock units, or conversion of shares of preferred stock or convertible notes), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into, or exercisable or exchangeable for, shares of Common Stock, or (4) publicly announce an intention to effect any transaction specified in clauses (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily during the Lock-up Period in connection with such transfer, (ii) if the undersigned is a natural person, by will or intestate succession upon the death of the undersigned, or (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) the transferee shall be bound in writing by the restrictions set forth herein, and (y) any such transfer shall not involve a disposition for value, (b) the acquisition or exercise of any stock option, and the acquisition or settlement of any restricted stock unit, issued pursuant to a Plan described in the Final Prospectus, provided, that the restrictions set forth herein shall apply to any shares of Common Stock issued upon such exercise or settlement, or (c) the purchase or sale of the Company’s securities pursuant to any Plan, provided that (i) no sales of the undersigned’s Common Stock or other securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and (ii) such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Purchase Agreement does not become effective prior to July 5, 2024, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof. The undersigned irrevocably (i) submits to the jurisdiction of any court of the State of California for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement, and the Prospectus (each a “Proceeding”), (ii) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) agrees not to commence any Proceeding other than in such courts, and (v) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

Nothing in this agreement shall constitute an obligation to purchase shares of Common Stock of the Company. Any Offering shall only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation among the parties thereto.

The undersigned acknowledges that the Purchaser shall rely on the representations and agreements of the undersigned contained in this agreement in connection with entering into the Purchase Agreement and performing the obligations of the Purchaser thereunder.

[Signature Page Follows]

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)